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                                                             EXHIBIT 24.1


                            POWER OF ATTORNEY


   Each person whose signature appears below authorizes Robert B. Holland, III and Peter Rugg, or any of them, to execute in the name of each such person who is then an officer or director of Triton Energy Limited (the "Registrant") and to file a Registration Statement on Form S-3 pursuant to Rule 462(b) relating to Preference Shares and Ordinary Shares of the Registrant, and any amendments thereto, in each case necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate.


                                SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.


             Signature                              Title
             ---------                              -----

     /s/ James C. Musselman            President, Interim Chief
---------------------------------      Executive Officer and Director
        (James C. Musselman)           (Principal Executive Officer)

          /s/ Peter Rugg               Senior Vice President and Chief
---------------------------------      Financial Officer (Principal
            (Peter Rugg)               Financial and Accounting
                                       Officer)

       /s/ Sheldon R. Erikson          Director
---------------------------------
        (Sheldon R. Erikson)

         /s/ Jack D. Furst             Director
---------------------------------
          (Jack D. Furst)

        /s/ Thomas O. Hicks            Director
---------------------------------
         (Thomas O. Hicks)
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      /s/ Fitzgerald S. Hudson         Director
---------------------------------
       (Fitzgerald S. Hudson)

          /s/ John R. Huff             Director
---------------------------------
           (John R. Huff)

      /s/ Michael E. McMahon           Director
---------------------------------
        (Michael E. McMahon)

        /s/ Lamar Norsworthy           Director
---------------------------------
         (Lamar Norsworthy)

     /s/ C. Richard Vermillion         Director
---------------------------------
      (C. Richard Vermillion)

        /s/ J. Otis Winters            Director
---------------------------------
         (J. Otis Winters)